Deed of Addendum – Joint Venture and Shareholders Agreement Tamboran (West) Pty Limited (ACN 661 967 077) and Tamboran Resources Pty Ltd (ACN 135 299 062) and Daly Waters Energy, LP and Tamboran (B1) Pty Ltd (ACN 662 327 237) Execution Version

Parties

Tamboran	Name	**Tamboran (West) Pty Limited**
	ACN	661 967 077
	Address	Tower One, International Towers
		Suite 1, Level 39, 100 Barangaroo Avenue
		Barangaroo NSW 2000, Australia
	Email	[Redacted] and [Redacted]
	Attention	Eric Dyer and Rohan Vardaro
TBN	Name	**Tamboran Resources Pty Ltd**
	ACN	135 299 062
	Address	Tower One, International Towers
		Suite 1, Level 39, 100 Barangaroo Avenue
		Barangaroo NSW 2000, Australia
	Email	[Redacted] and [Redacted]
	Attention	Eric Dyer and Rohan Vardaro
DWE	Name	**Daly Waters Energy, LP**
	Address	300 Colorado Street Suite 1900
		Austin, TX 78701 USA
	Email	[Redacted] and [Redacted]
	Attention	Stephanie Reed and Alex Cote
Company	Name	**Tamboran (B1) Pty Ltd**
	ACN	662 327 237
	Address	Tower One, International Towers
		Suite 1, Level 39, 100 Barangaroo Avenue
		Barangaroo NSW 2000, Australia
	Email	[Redacted] and [Redacted]
	Attention	Eric Dyer and Stephanie Reed

Background

A. The JVSA governs the manner in which the Group is to be owned, controlled, managed and financed by DWE and Tamboran and, to the extent applicable, the other parties to the JVSA. The JVSA sets out, among other things, the Checkerboard Strategy that has been agreed by the parties.

B. Tamboran, TRC, DWE and Elliott executed the Asset Sale Agreement under which Tamboran agreed, among other things, to sell some of its interest in the Dev A++ Area and the C10 Area to DWE or its nominee Elliott. As at the Execution Date, 'Completion' under the Asset Sale Agreement has not occurred.

C. The parties have agreed to amend certain aspects of the Checkerboard Strategy on the terms set out in this Deed, principally that:

   a. the Dev A++ Area will be reshaped and increase by ~100,000ac and be rebranded as the 'Phase 2 Development Area';

2 b. DWE (or its Nominee) and Elliott will together hold a working interest in the P2DA that takes into account the underlying beneficial interest that Elliott has agreed to acquire in the Dev A++ Area pursuant to the Asset Sale Agreement, and DWE’s 77.5% beneficial interest in the ~100,000ac area that was formerly part of the Dev B Area; and c. upon Falcon becoming a wholly owned subsidiary of Tamboran (Beetaloo) (and the satisfaction of the other Acreage Realignment Conditions), DWE and Tamboran (and their Affiliates) will realign a proportion of their beneficial interests in some of their respective Checkerboard Blocks and the North FSDA and South FSDA, on the terms set out in this Deed. D. The parties have also agreed to amend, or acknowledge and restate, other aspects of their arrangements in relation to the Project, including in relation to: a. access to capacity in the SPP and SPCF; b. the royalties that apply to the Permit Area; c. the application process for Retention Licences over the P2DA and the BCD Area; d. DWE’s participation in the Proposed Farm-out; e. DWE’s and Tamboran’s rights in relation to the AAPA Authority Certificates and Land Access Agreements; and f. the existence (or removal) of certain DSUs. Operative provisions 1. Definitions and interpretation 1.1 Definitions (a) Terms capitalised in this Deed and not defined in clause 1.1(b) have the same meaning as defined in the JVSA. (b) In this Deed: AAPA Authority Certificate means an ‘Authority Certificate’ issued by the Aboriginal Areas Protection Authority to TB2 in relation to the Project or the Permits. Acreage Realignment Conditions means the conditions set out in Schedule 5. Acreage Realignment Date means the date on which all of the Acreage Realignment Conditions are satisfied or waived in accordance with clause 2.2(a) or 2.2(b) (as applicable), or such other date as DWE and Tamboran agree in writing. ASA Completion Date means the date on which ‘Dev A++ Completion’ occurs under the Asset Sale Agreement, or such other date as DWE and Tamboran agree in writing. ASA Deed means the ‘Deed of Addendum - Asset Sale Agreement - Beetaloo Acreage Acquisition’ dated on or around the date of this Deed between Tamboran, TRC, DWE and Elliott. Asset Sale Agreement means the ‘Asset Sale Agreement – Beetaloo Acreage Acquisition’ dated 13 May 2025 between Tamboran, TRC, DWE and Elliott under

3 which DWE agreed to acquire from Tamboran an interest in the Dev A++ Area and the C10 Area. The Asset Sale Agreement is referred to as the ‘Tranche 2 SPA’ under the JVSA. BCD Area means the area labelled as “BCD” (in the Legend) in the P2DA Completion Date Map. Beetaloo Central E&A EMP has the meaning given in clause 9(c)(i). C8 Area means an area referred to as ‘Checker 8’ which is wholly located within the ‘Remaining TBN Checker Area’ as shown in the Checkerboard Map and where a portion of the Amungee NW-3H well is located. C13 Area means the area labelled as “C13” (in the Legend) in the P2DA Completion Date Map. Checkerboard SPD (Stage 1) means the ‘Checkerboard Sale and Purchase Deed – Stage 1’ dated on or about the date of this Deed between Tamboran, Tamboran (Orion) Pty Ltd, Daly Waters BCD Pty Ltd, Daly Waters FSDA South Pty Ltd and TB2. Daly Waters Parties means DWE, Elliott and the DWE Nominees (as applicable given the context). Deed means this deed of addendum, including the Schedules. Dev A++ Completion has the meaning given to that term in the Asset Sale Agreement. Dev B JOA means the New Area JOA, which, once entered into, will govern the joint venture in respect of the BCD Area. Dev B JV means the joint venture in relation to the BCD Area, to be governed by the Dev B JOA. Dev B RL means the retention licence to be granted over the BCD Area. Drag Along Interest has the meaning given in clause 7(b). Drag Along Notice has the meaning given in clause 7(b). DSU 3B means the DSU identified as such in Annexure C of the JVSA. DSU 5B means the DSU which may, following the Execution Date, be created in the C8 Area. DWE Nominees means the DWE nominated Affiliates that will hold DWE’s interest in North FSDA, South FSDA, the BCD Area and P2DA, being: (i) Daly Waters BCD Pty Ltd (in respect of the Dev B RL); (ii) Daly Waters FSDA North Pty Ltd (in respect of the North FSDA RL); and (iii) Daly Waters FSDA South Pty Ltd (in respect of the South FSDA RL), or such other Affiliate of DWE nominated by DWE. Effective Date has the meaning given in clause 1.5. Elliott means Elliott Energy I Pty Ltd (ACN 687 090 571).

4 EMP ORI 11-3 means the Environment Management Plan EMP ORI 11-3 (Amungee NW Delineation Program) relating to EP 98, including any revisions or modifications from time to time. EMP TAM 1-3 means the Environment Management Plan EMP TAM 1-3 (Beetaloo Basin Shenandoah South E&A Program) relating to the Permits, including any revisions or modifications from time to time. EP98 Portion has the meaning given in clause 4.3(a)(ii). EP117 Portion has the meaning given in clause 4.3(a)(i). Execution Date means the date of execution of this Deed by all parties. Existing Assets means any well, pad, infrastructure or other assets located within the North FSDA (and to be governed by the North FSDA JOA) and the South FSDA (and to be governed by the South FSDA JOA) existing or approved under an Approved WP&B immediately prior to the Acreage Realignment Date. Falcon means Falcon Oil & Gas Australia Pty Limited (ABN 53 132 857 008). Falcon Transaction means the Plan of Arrangement entered into between TRC and Falcon Oil & Gas Ltd, announced by TRC on 30 September 2025. JVSA means the “Joint Venture and Shareholders Agreement” dated 18 September 2022 entered into between the parties, as amended by: (i) Deed of Amendment and Restatement dated 3 June 2024; and (ii) Deed of Amendment and Restatement dated 13 May 2025, as amended by this Deed. Land Access Agreement means any land access and use agreement (or similar agreement) entered into by TB2, or which TB2 has the benefit of, in respect of the Project or the Permits. Legend means the legend set out in the P2DA Completion Date Map. New Area JOA means a joint operating agreement entered into pursuant to clause 12 of the Original JOA in relation to the P2DA, BCD Area, the North FSDA or the South FSDA (as applicable). NLC means Northern Land Council (ABN 56 327 515 336). NLC Exploration Agreements means the following agreements originally between Sweetpea Corporation Pty Ltd (ACN 074 750 879), Local Aboriginal Groups and the NLC, each undated: (i) Exploration Agreement in respect of Exploration Permit Application 117; and (ii) Exploration Agreement in respect of Exploration Permit Applications 98 and 99 and Exploration Permit 56. North FSDA JOA means the New Area JOA, which, once entered into, will govern the joint venture in respect of the North FSDA. North FSDA Interest means a party’s:

5 (i) undivided Participating Interest in the North FSDA and North FSDA JOA; and (ii) undivided legal and beneficial right, title and interest in and under the North FSDA RL (once granted). Origin Energy Retail means Origin Energy Retail Pty Ltd (ABN 22 078 868 425). Origin Energy Upstream means Origin Energy Upstream Holdings Pty Ltd (ABN 65 105 423 523). Origin GSA means the Gas Sales Agreement between Origin Energy Retail and TB2 dated 18 September 2022. Origin Royalty Deed means the Royalty Deed between Origin Energy Upstream and TB2 dated 18 September 2022. P2DA has the meaning given in clause 3.2(a)(i). P2DA Completion Date means the date on which the P2DA Conditions are satisfied or waived in accordance with clause 2.2(a) or 2.2(b) (as applicable), or such other date as DWE and Tamboran agree in writing. P2DA Completion Date Map means the map shown in Schedule 1 of this Deed. P2DA Conditions means the conditions set out in Schedule 4. P2DA Interest means a party’s: (iii) undivided Participating Interest in the P2DA and P2DA JOA; and (iv) undivided legal and beneficial right, title and interest in and under the P2DA RL (once granted). P2DA JOA means the New Area JOA which, once entered into, will govern the joint venture in respect of the P2DA. P2DA JV means the joint venture in relation to the P2DA, to be governed by the P2DA JOA. P2DA RL means the Retention Licence that is granted over the P2DA. Participating Interest means each party’s undivided share (expressed as a percentage) of the total shares of all parties in the rights, interests, obligations, and liabilities of the parties derived from the relevant area or Retention Licence and New Area JOA. Proposed Farm-out means the proposed farm-out of Tamboran Farmee’s beneficial interest in the P2DA or of its P2DA Interest. Sale Price has the meaning given in clause 8.1(c)(ii). South FSDA JOA means the New Area JOA, which, once entered into, will govern the joint venture in respect of the South FSDA. South FSDA Interest means a party’s: (i) undivided Participating Interest in the South FSDA and South FSDA JOA; and

6 (ii) undivided legal and beneficial right, title and interest in and under the South FSDA RL (once granted). Tag Along Notice has the meaning given in clause 8.1(c). Tag Along Option Period has the meaning given in clause 8.1(d). Tag Along Response Notice has the meaning given in clause 8.2(a). Tag Along Sale Date has the meaning given in clause 8.1(c)(iv). Tag Sale Interest has the meaning given in clause 8.1(c). Tamboran (Beetaloo) means Tamboran (Beetaloo) Pty Ltd (ACN 163 215 021). Tamboran Farmee has the meaning given in clause 7(a). Tamboran Nominees means Tamboran nominated Affiliates that will hold Tamboran’s interest in the P2DA, North FSDA, South FSDA and the BCD, being: (i) Tamboran (Orion) Pty Ltd (ACN 670 906 671) (in respect of the P2DA RL); and (ii) in respect of the North FSDA, South FSDA and the BCD Area, an entity (or entities) to be nominated by Tamboran. Tamboran Parties means TRC, TBN, Tamboran (Beetaloo), Tamboran and a Tamboran Nominee (as applicable given the context). Transfer means to sell, transfer, grant, farm-down, assign or otherwise dispose of or to agree to do so. TRC means Tamboran Resources Corporation. 1.2 Interpretation In this Deed, unless a contrary intention is expressed: (a) headings and italicised, highlighted or bold type do not affect the interpretation of this Deed; (b) the singular includes the plural and the plural includes the singular; (c) a gender includes all other genders; (d) other parts of speech and grammatical forms of a word or phrase defined in this Deed have a corresponding meaning; (e) a reference to a ‘person’ includes any individual, firm, company, partnership, an unincorporated body or association, trust, corporation or other body corporate and any Government Agency (whether or not having a separate legal personality); (f) a reference to any thing (including any right) includes a part of that thing, but nothing in this clause 1.2 implies that performance of part of an obligation constitutes performance of the obligation; (g) a reference to a clause, party, annexure, exhibit or schedule is a reference to a clause of, and a party, annexure, exhibit and schedule to, this Deed and a reference to this Deed includes any clause, annexure, exhibit and schedule;

7 (h) a reference to a document (including this Deed) includes all amendments or supplements to, or replacements or novations of, that document; (i) a reference to a party to any document includes that party’s successors and permitted assigns; (j) a reference to an agreement other than this Deed includes an undertaking, agreement or legally enforceable arrangement or understanding whether or not in writing; (k) a reference to a document includes any agreement or contract in writing, or any certificate, notice, agreement, instrument or other document of any kind; (l) a provision of this Deed may not be construed adversely to a party solely on the ground that the party (or that party’s representative) was responsible for the preparation of this Deed or the preparation or proposal of that provision; (m) a reference to a body, other than a party to this Deed (including an institute, association or authority), whether statutory or not, which ceases to exist or whose powers or functions are transferred to another body, is a reference to the body which replaces it or which substantially succeeds to its powers or functions; (n) a reference to a statute includes any regulations or other instruments made under it (delegated legislation) and a reference to a statute or delegated legislation or a provision of either includes consolidations, amendments, re-enactments and replacements; (o) the words ‘include’, ‘including’, ‘for example’, ‘such as’ or any form of those words or similar expressions in this Deed do not limit what else is included and must be construed as if they are followed by the words ‘without limitation’, unless there is express wording to the contrary; (p) a reference to a day is to the period of time commencing at midnight and ending 24 hours later; (q) if a period of time is specified and dates from a day or the day of an act, event or circumstance, that period is to be determined exclusive of that day; (r) if an act or event must occur or be performed on or by a specified day and occurs or is performed after 5.00 pm on that day, it is taken to have occurred or been done on the next day; (s) a reference to ‘AU$’, ‘AUD’, ‘$’ or ‘A$’ is a reference to the lawful currency of the Commonwealth of Australia and a reference to ‘US$’ or ‘USD’ is a reference to the lawful currency of the United States of America; and (t) a reference to ‘beneficial interest’ means a party’s (or its Affiliate’s) undivided share (which may be expressed as a percentage) of all of the rights, interests, obligations and liabilities of the parties (and any third parties) derived from the Permits, the JVSA, this Deed, the JOA and/or any New Area JOA (as applicable). 1.3 Business Day If anything under this Deed is required to be done by or on a day that is not a Business Day that thing must be done by or on the next Business Day.

8 1.4 Several liability Where any obligation, representation, warranty or undertaking in this Deed is expressed to be made, undertaken or given by two or more parties, those parties will be taken to be severally and not jointly liable in respect of it unless this Deed expressly provides otherwise. 1.5 Conditionality with ASA Deed Other than clauses 1 and 10 of this Deed, which commence on the Execution Date, this Deed commences on the date upon which the ASA Deed is duly executed by each of the parties to it (Effective Date). 2. Addendum to JVSA and arrangements relating to the P2DA Conditions and Acreage Realignment Conditions 2.1 Addendum to JVSA (a) With effect on and from the Effective Date, the parties agree that clauses 3 to 9 of this Deed apply as an addendum to the JVSA and validly vary the JVSA in accordance with its terms. (b) With effect on and from the Effective Date, this Deed must be read in conjunction with and as forming part of the JVSA and the variation of the JVSA contemplated by this Deed does not: (i) affect the validity or enforceability of the JVSA; (ii) prejudice or adversely affect any right, power, authority, discretion or remedy arising under or in connection with the JVSA before the Effective Date; (iii) discharge, release or otherwise affect any liability or obligation arising under or in connection with the JVSA before the Effective Date; or (iv) except as expressly set out in this Deed, affect or amend any provisions of the JVSA that relate to the application for Retention Licences over the area of the Permits, including clause 13.3 of the JVSA as it existed immediately prior to the Effective Date. (c) Each party agrees and acknowledges that it remains bound by the JVSA, as varied by this Deed. (d) Where there is any ambiguity, conflict or inconsistency between the terms of this Deed and the JVSA as it existed immediately prior to the Effective Date, this Deed will prevail to the extent of the ambiguity, conflict or inconsistency. 2.2 P2DA Conditions and Acreage Realignment Conditions (a) As soon as practicable following the Effective Date, the parties must use reasonable endeavours (or procure that its Affiliates, as applicable, use reasonable endeavours) to satisfy the P2DA Conditions and Acreage Realignment Conditions for which it is responsible, as set out in Schedule 4 and Schedule 5 (as applicable). This clause does not require a party to waive any P2DA Condition or Acreage Realignment Condition. (b) A P2DA Condition or Acreage Realignment Condition may only be waived in writing by the party (or parties) identified in Schedule 4 or Schedule 5 (as applicable). (c) Each party must:

9 (i) cooperate with each other and agree the approach to seeking the consent and deeds required in relation to the P2DA Conditions or Acreage Realignment Conditions concerning Origin and the NLC; (ii) supply each other with copies of all applications made and all documents supplied for the purpose of satisfying any P2DA Conditions or Acreage Realignment Conditions (except to the extent this would breach confidentiality obligations owed to third parties or result in the disclosure of commercially sensitive information); (iii) keep each other informed of the progress towards satisfaction of the P2DA Conditions and Acreage Realignment Conditions and the performance of its obligations under clause 2.2(a) and any circumstances which may result in any P2DA Conditions or Acreage Realignment Conditions not being satisfied in accordance with its terms; (iv) cooperate with each other in approaching any governmental agency or third party for the purpose of satisfying any P2DA Conditions and Acreage Realignment Conditions, including using reasonable endeavours to allow the other party the opportunity to be present at any meetings with any such governmental agency; (v) not take any action that would, or could reasonably be expected to, prevent or hinder the satisfaction of any P2DA Condition or Acreage Realignment Condition; (vi) notify each party if a P2DA Condition or Acreage Realignment Condition becomes incapable of being satisfied; and (vii) within 2 Business Days of a party becoming aware that a P2DA Condition or Acreage Realignment Condition has been satisfied, notify each other party in writing of that fact. (d) The parties agree: (i) in satisfying the Acreage Realignment Condition in item 2 (Origin consent) of Schedule 5 and the P2DA Condition in item 2 (Origin consent) of Schedule 4, to each use reasonable endeavours to procure that: (A) Origin’s consent is obtained: (1) for the purposes of the Acreage Realignment Conditions and the P2DA Conditions; and (2) for the purposes of any conditions in the Asset Sale Agreement or the Checkerboard SPD (Stage 1), at the same time and addressed in the same document; and (B) Origin gives any consent it is required to give, and enters into any documents required, in relation to the realignment effected under this Deed at the same time and in the same document, provided that this will not cause the receipt of an individual consent: (C) for the purposes of the Acreage Realignment Conditions or the P2DA Conditions; or

10 (D) in respect of the North FSDA RL, the South FSDA RL, the BCD RL or the P2DA RL, to be unreasonably delayed; and (ii) in relation to the Acreage Realignment Condition in item 3 (NLC consent) of Schedule 5 and the P2DA Condition in item 3 (NLC consent) of Schedule 4, to each use reasonable endeavours to procure that: (A) NLC’s consent is obtained: (1) for the purposes of the Acreage Realignment Conditions and the P2DA Conditions; and (2) for the purposes of any conditions in the Asset Sale Agreement or the Checkerboard SPD (Stage 1), at the same time and addressed in the same document; and (B) NLC gives any consent it is required to give, and enters into any documents required, in relation to the realignment effected under this Deed at the same time and in the same document (including in relation to the transfer of the Falcon interest to DWE under clause 4.2(d)), provided that this will not cause the receipt of an individual consent: (C) for the purposes of the Acreage Realignment Condition or the P2DA Conditions; or (D) in respect of the North FSDA RL, the South FSDA RL, the BCD RL or the P2DA RL, to be unreasonably delayed. (e) TBN and Tamboran must procure that, promptly following the date of closing of the Falcon Transaction, Tamboran (Beetaloo) takes all steps reasonable necessary to acquire all remaining equity interests in Falcon, including by way of compulsory acquisition under Part 6A.2 of the Corporations Act and uses reasonable endeavours to ensure that the condition in item 4 (Falcon acquisition completion) of Schedule 5 is satisfied as soon as reasonably practicable. 3. Checkerboard amendments to the existing JVSA 3.1 Nomination of BCD Area With effect on the Effective Date, DWE nominates the BCD Area as the Dev B Area, as contemplated by the definition of Dev B Area under the JVSA. 3.2 Variation to agreed Checkerboard Blocks (a) With effect on and from the P2DA Completion Date: (i) DWE and Tamboran agree that the Dev A++ Area will form part of the approximately 495,000 acre ‘Phase 2 Development Area’ (P2DA) as set out in the P2DA Completion Date Map (as shown in the Legend); and a new definition of ‘P2DA’ is inserted into the JVSA:

11 ‘P2DA has the meaning given in the Deed of Addendum – Joint Venture and Shareholders Agreement, signed on or about 18 March 2026’; (ii) all references to the ‘Dev A++ Area’ in the JVSA will be deemed to refer to the P2DA (except in relation to the definition of ‘Checkerboard Map’, ‘Dev A++ Area’, ‘Tranche 2 Proportions’ and ‘Tranche 2 SPA’); (iii) the Checkerboard Map in Annexure D of the JVSA will be replaced by the P2DA Completion Date Map and the table directly below the Checkerboard Map labelled as ‘Working interest outside of existing DSUs within Annexure C’ will be deleted; and (iv) the definition of ‘Checkerboard Map’ in the JVSA will be amended to: ‘Checkerboard Map means the map set out in Annexure D’. 3.3 Reduced Interests and P2DA Completion Date realignment (a) With effect on and from the Acreage Realignment Date, DWE and Tamboran agree that: (i) all DSUs (other than DSU 3B in the BCD Area and DSU 5B in the C8 Area) that were in existence at the Execution Date or which have been created in the period between the Execution Date and the Acreage Realignment Date, are extinguished; (ii) other than as expressly set out in clause 3.3(a)(iii), any Reduced Interest, Reduced Pad Interest or Reduced Infrastructure Interest existing under the JOA immediately prior to the Acreage Realignment Date is extinguished such that the interests of the relevant JOA parties in the Existing Assets shall align with the registered interest held by each party in the relevant Retention Licence as set out in Table 2 of Schedule 2; and (iii) the beneficial interests of DWE and Tamboran in DSU 3B will be: (A) Tamboran: 5.00%; and (B) DWE: 95.00%, and DWE and Tamboran shall procure that they (and any Affiliates, including Falcon in the case of Tamboran) take any action reasonably required to give effect to this, including amending the JOA, any New Area JOA that has been entered into and any AFEs. (b) With effect on and from the P2DA Completion Date (if the Acreage Realignment Date has not occurred), the beneficial interests of Tamboran and DWE (and their Affiliates or nominees, as applicable) in the relevant Checkerboard Blocks will be the beneficial interests shown in Table 1 of Schedule 2. (c) With effect on and from the date that both the P2DA Completion Date and the Acreage Realignment Date have occurred, the beneficial interests of Tamboran and DWE (and their Affiliates or nominees, as applicable) in the relevant Checkerboard Blocks will be the beneficial interests shown in Table 2 of Schedule 2. 3.4 South FSDA services DWE and TBN agree to negotiate in good faith an agreement for the provision of services similar to the Transitional Services to DWE (or is Nominee), to support DWE’s (or its Nominee’s) appointment as Operator of the South FSDA, with a view to entering into this

12 agreement as soon as reasonably practicable after the Effective Date (and prior to grant of the South FSDA RL). 4. New Permit Areas and Retention Licence Application Process and Transfers 4.1 Acknowledgements and New Permit Areas (a) The parties agree and acknowledge that: (i) they have agreed to waive the restriction in clause 13.3(a) of the JVSA that clause 13.3 only applies following the Tranche 2 Date; (ii) accordingly, the remaining provisions of clause 13.3 of the JVSA apply with effect from the Effective Date (other than as amended by this Deed) and references to ‘Tranche 2 Date’ in the JVSA will be deemed to refer to the Effective Date; (iii) with effect from the Effective Date, clause 13.3(d) of the JVSA is deleted and replaced with the following clause: “Following the grant of the P2DA RL and the Dev B RL, Tamboran (or its Nominee) will be appointed as Operator in respect of the P2DA and DWE (or its Nominee) will be appointed as Operator in respect of the BCD Area and the South FSDA.”; and (iv) with effect from the Effective Date, clause 13.3(e) is deleted. (b) Promptly following the Effective Date (if not done prior), DWE and Tamboran will cause TB2 to propose the: (i) North FSDA; (ii) South FSDA; (iii) P2DA; and (iv) BCD Area, as New Permit Areas to the Operating Committee and use reasonable endeavours to procure that the Operating Committee approves those New Permit Areas and enters into a New Area JOA in respect of these areas as soon as reasonably practicable after the New Permit Areas are approved. (c) The parties agree that the initial New Area JOA governing each of the New Permit Areas will be based on the Original JOA without amendments other than those set out in clause 12.4(b) of the Original JOA. Notwithstanding this, the parties agree to act reasonably, and procure that any of its Affiliates that are parties to the New Area JOAs act reasonably, in considering any amendments to a New Area JOA proposed by either party. (d) If there is an Approved WP&B under the Original JOA that applies (in part or in full) to the P2DA, BCD Area or South FSDA, the parties agree that they will take all reasonable steps (including voting in favour and procuring that any Affiliate votes in favour) to procure that the relevant Approved WP&B (in part or in full) becomes the Approved WP&B under the P2DA JOA, Dev B JOA or South FSDA JOA.

13 4.2 Application and grant Initial application (a) If the North FSDA, South FSDA, P2DA and BCD Area are approved as New Permit Areas under the JOA, the Manager will cause TB2 to promptly apply for the North FSDA RL, South FSDA RL, P2DA RL and Dev B RL, each in the names of TB2 and Falcon in the following interests: (i) TB2: 77.5000%; and (ii) Falcon: 22.5000%. Grant in accordance with Table 1 of Schedule 2 (b) Within one Business Day after the ASA Completion Date (or such other date as agreed in writing by Tamboran and DWE), Tamboran and DWE must cause the Company to instruct TB2 to amend the Retention Licence applications referred to in clause 4.2(a) such that: (i) the North FSDA RL is granted in the names of the relevant parties in the interests for the North FSDA set out in Table 1 of Schedule 2; (ii) the South FSDA RL is granted in the names of the relevant parties in the interests for the South FSDA set out in Table 1 of Schedule 2; (iii) the P2DA RL is granted in the names of the relevant parties in the interests for the P2DA set out in Table 1 of Schedule 2; and (iv) the Dev B RL is granted in the names of the relevant parties in the interests for the BCD Area set out in Table 1 of Schedule 2, and the Manager, Tamboran and DWE must use reasonable endeavours to do so. Grant in accordance with Table 2 of Schedule 2 (c) Subject to clause 4.2(f), if: (i) prior to the grant of the North FSDA, South FSDA, P2DA or BCD Area to the parties in the interests set out in Table 1 of Schedule 2, the Acreage Realignment Date occurs; and (ii) following a written request from DWE or Tamboran to amend the application for the North FSDA, South FSDA, P2DA or BCD Area (as applicable) to reflect the parties’ interests set out in Table 2 of Schedule 2, and where making such amendments would not delay the grant, the Manager, Tamboran and DWE must use reasonable endeavours to procure that the relevant Retention Licence is granted to the parties and in the interests set out in Table 2 of Schedule 2, for the relevant area, including to prepare and lodge all transfer documents and to obtain any approval required under the Petroleum Act. (d) With effect on and from the date that the ‘Falcon acquisition completion’ in item 4 of Schedule 5 is satisfied or waived, each of the Manager, Tamboran and DWE must take all action within its control (including seeking all consents and signing any transfer documents and procuring that its Affiliates take any such action) to procure that 50% of Falcon’s North FSDA Interest and South FSDA Interest (i.e. an 11.25% interest in each interest) is ready to be transferred to the nominated Daly Waters Party when the other Acreage Realignment Conditions have been satisfied or waived

14 in accordance with this Deed, and must take all action within its control to procure that 50% of Falcon’s North FSDA Interest and South FSDA Interest (i.e. an 11.25% interest in each interest) is transferred to the nominated Daly Waters Party following the satisfaction or waiver of the Acreage Realignment Conditions. Transfer after grant in accordance with Table 1 or Table 2 (or both) of Schedule 2 (e) Subject to clause 4.2(f), if, following the grant of the North FSDA RL, South FSDA RL, P2DA RL or Dev B RL in the interests set out in Table 1 of Schedule 2, the Acreage Realignment Date occurs, the Manager, Tamboran and DWE must take all action required to procure that the relevant Retention Licence is transferred into the names and in the interests, set out in Table 2 of Schedule 2, for the relevant area. (f) Each of DWE and Tamboran (and following the Acreage Realignment Date, Falcon) may, at its sole discretion and at any time prior to the grant or transfer of the relevant Retention Licence under this clause 4.2, nominate an Affiliate to take its portion of the grant of the Retention Licence and enter into the relevant New Area JOA. If this occurs and amending the application to amend the name to the nominated Affiliate would not delay the grant or transfer, all parties, including the Manager, must use reasonable endeavours to procure that the Retention Licence is issued in, or transferred to, the name of that nominated Affiliate, including to prepare and lodge all transfer documents and to obtain any approval required under the Petroleum Act. Timing of issue of Retention Licence (g) Each party must do all things within its reasonable control (and must procure that its Affiliates must do all things within their reasonable control) to ensure that the North FSDA RL, South FSDA RL, P2DA RL and Dev B RL are not granted prior to the P2DA Completion Date. 4.3 EP 117 Portion and EP 98 Portion (a) The parties acknowledge and agree that: (i) the formation of the P2DA includes an area covered by EP 117 which is approximately 30,000ac (EP117 Portion); (ii) the formation of the BCD Area includes an area covered by EP 98 which is approximately 10,000ac (EP 98 Portion); and (iii) as at the Execution Date: (A) a Retention Licence which includes acreage from more than one Exploration Permit area cannot be granted under the Petroleum Act; and (B) therefore, the application for: (1) the P2DA RL contemplated under clause 4.2 will not include the EP117 Portion; and (2) the Dev B RL contemplated under clause 4.2 will not include the EP98 Portion. (b) As soon as reasonably practicable following any change in legislation that would permit the EP117 Portion and EP98 Portion to be merged into the P2DA RL and Dev B RL (respectively) or, if such legislation has not been enacted by 30 September 2026, then promptly following that date, the parties agree to cooperate and do all

15 things necessary to ensure that the EP117 Portion forms part of the P2DA RL and the EP98 Portion forms part of Dev B RL. (c) The parties agree that DWE does not have a right to elect to assume the role of Manager under the JVSA pursuant to clause 13.3(g)(i) or (ii) of the JVSA solely on the basis that: (i) the EP 117 Portion is not included in the application for the P2DA RL and the EP 98 Portion is not included in the application for the Dev B RL; or (ii) the EP 117 Portion is not included in the P2DA RL and the EP 98 Portion is not included in the Dev B RL, at the time the interests in those Retention Licences are transferred to the relevant parties, for the reason described in clause 4.3(a)(iii)(A). (d) Unless and until the EP 117 Portion forms part of the P2DA RL under this clause 4.3, Tamboran, DWE and the Manager must take all steps reasonably required to ensure that no wells are drilled or drill pads developed or installed within the EP 117 Portion under the JOA or any New Area JOA. (e) Unless and until the EP 98 Portion forms part of the Dev B RL under this clause 4.3, Tamboran, DWE and the Manager must take all steps reasonably required to ensure that no wells are drilled or drill pads developed or installed within the EP 98 Portion under the JOA or any New Area JOA. 5. Pilot Infrastructure The parties agree and acknowledge that: (a) following the Acreage Realignment Date, DWE (and its Affiliates) and Tamboran (and its Affiliates) will each hold: (i) a 50% direct or indirect interest in the capacity in the SPP and the SPCF (including that DWE (and its Affiliates) and Tamboran (and its Affiliates) will each hold 50% of Falcon’s interest in the SPP and the SPCF); and (ii) a corresponding share of all associated obligations, liabilities and commitments; and (b) DWE and Tamboran must each take all steps reasonably required to give effect to this, subject to the terms and conditions set out in the JVSA, including the ‘Expansion Principles’ set out in clause 13.16 of the JVSA (which will take precedence to the extent of any conflict or inconsistency between this clause and the JVSA). 6. Amendments to existing royalties (a) With effect on and from the P2DA Completion Date (where the Acreage Realignment Date has not occurred), each of Tamboran, TBN and DWE, on behalf of itself and any of its Affiliates: (i) assumes and shall be liable to pay, perform and discharge its share of any royalties; and (ii) indemnifies the other party and its Affiliates against any Liabilities or other claims arising out of or in connection with any failure to pay its share of any royalty,

16 in respect of the different areas of the Permits, as set out in Table 1 of Schedule 3. (b) With effect on and from the date that both the Acreage Realignment Date and P2DA Completion Date have occurred, Tamboran, TBN and DWE, on behalf of itself and any of its Affiliates: (i) assumes and shall be liable to pay, perform and discharge its share of any royalties; and (ii) indemnifies the other party and its Affiliates against any Liabilities or other claims arising out of or in connection with any failure to pay its share of any royalty, in respect of the different areas of the Permits, as set out in Table 2 of Schedule 3. (c) Tamboran, TBN and DWE each agree to procure that it and its relevant Affiliates enter into any documentation reasonably required to give effect to the assumption of the royalty obligations set out in clauses 6(a) and 6(b). (d) For the purpose of clause 6(c), the parties acknowledge that the P2DA Completion Date and the Acreage Realignment Date may occur on the same date or different dates or in close succession. The parties agree to cooperate and act reasonably to ensure that the relevant assumption deeds in respect of the royalties are entered into in a timely and practical manner (including agreeing any required amendments), where required and agreed with the relevant counterparty. 7. Drag-along rights in P2DA (a) Subject to clause 7(d), with effect on and from the P2DA Completion Date, DWE and Tamboran agree and acknowledge that TBN (and/or any other relevant Tamboran Party) (Tamboran Farmee) has a drag-along right in respect of the relevant Daly Waters Parties’ P2DA Interest if (in respect of both transactions contemplated by clause 7(d)): (i) the Acreage Realignment Date has occurred; and (ii) [Redacted]. (b) The drag-along right will operate so that if: (i) Tamboran Farmee has received prior to the P2DA Completion Date, or receives on or after the P2DA Completion Date, a bona fide offer from a third party to acquire or farm-in to P2DA that it accepts; (ii) the pre-conditions in clause 7(a)(i) or 7(a)(ii) have both been met; and (iii) the applicable farm-out or sale terms that apply to the Daly Waters Parties and Tamboran Farmee are equivalent in all material respects under the proposed sale or farm-out, Tamboran Farmee has the right to issue a notice setting out the proposed third party that has made the offer and the commercial terms (including the pricing) (Drag Along Notice) and attaching a copy of the relevant transaction document to the Daly Waters Parties requiring the Daly Waters Parties to sell to the third party specified in that notice part of Daly Waters Parties’ P2DA Interest specified in the notice (Drag Along Interest) provided that:

17 (iv) the aggregate of the Daly Waters Parties’ P2DA Interest after the relevant farm-out does not decrease below 11%; (v) the Daly Waters Parties (in aggregate) and Tamboran Farmee will each sell or farm-out the same proportion of their P2DA Interest (based on the P2DA Interests set out in Table 2 of Schedule 2 unless the parties agree at that time that those P2DA Interests do not accurately reflect the interests that would be held in the PSDA at the relevant time), provided that this clause 7(b)(v) will not apply to limit the sale or farm-out of Tamboran Farmee’s P2DA Interest to the extent that the sale or farm-out on a proportionate basis would cause the Daly Waters Parties’ P2DA Interest in aggregate to be less than 11%; (vi) the Daly Waters Parties sale or farm-out to the third party must be on the same terms and conditions as Tamboran Farmee’s sale or farm-out (as set out in the Drag Along Notice) in all material respects; and (vii) DWE may, at its sole election by notice in writing to Tamboran Farmee within 10 Business Days following receipt of a Drag Along Notice, elect which Daly Waters Parties (which may be one or more), and the proportion that each Daly Waters Party, will sell or farm-out its P2DA Interest. (c) If Tamboran Farmee issues a Drag Along Notice in accordance with clause 7(b): (i) the relevant Daly Waters Parties (as nominated under clause 7(b)(vii) or, in the absence of such nomination within the 10 Business Day period described in clause 7(b)(vii), each of the relevant Daly Waters Parties on a pro rata basis) must sell its or their proportion of the Drag Along Interest to the third party on the terms stated in the Drag Along Notice; and (ii) the parties must do all things and execute all documents (including, in the case of DWE, procuring that each applicable Daly Waters Party does all things and executes all documents) as are reasonably necessary to effect the sale. (d) The Tamboran Farmee may only issue a maximum of two Drag Along Notices under this clause 7 in relation to the first two transactions that the Tamboran Farmee enters into in respect of the P2DA or its P2DA Interest, based on the following: (i) if the first Proposed Farm-out the Tamboran Farmee enters into in respect of the P2DA or its P2DA Interest is a transaction under which the third party has the right to acquire, in aggregate, a P2DA Interest of greater than 10%, the Tamboran Farmee may issue a Drag Along Notice in relation to that transaction but will not be entitled to issue a Drag Along Notice in relation to any further transactions (regardless of whether or not it issued a Drag Along Notice in respect of the first transaction); (ii) if the first Proposed Farm-out the Tamboran Farmee enters into in respect of the P2DA or its P2DA Interest is a transaction under which the third party has the right to acquire, in aggregate, a P2DA Interest of 10% or less, the Tamboran Farmee may issue a Drag Along Notice in relation to that transaction and (provided that the third party has not actually acquired a P2DA Interest of greater than 10%) will be entitled to issue a Drag Along Notice in relation to the next transaction the Tamboran Farmee enters into in respect of the P2DA or its P2DA Interest (regardless of whether or not it issued a Drag Along Notice in respect of the first transaction). For the avoidance of doubt:

18 (A) clauses 7(b)(iv) to 7(b)(vii) shall continue to apply in respect of that second transaction; and (B) any amendment or variation to the first transaction that results in the third party having the right to acquire, in aggregate, a P2DA Interest of greater than 10% shall be deemed to be a new transaction for the purposes of this clause 7(d)(ii); (iii) if the Tamboran Farmee has not issued a Drag Along Notice in relation to either of the first two transactions that the Tamboran Farmee enters into relating to the P2DA or its P2DA Interest, the Tamboran Farmee’s right to issue a Drag Along Notice under this clause 7 shall expire. 8. Tag along rights 8.1 Tag along rights in P2DA (a) With effect on and from the P2DA Completion Date, Tamboran agrees and acknowledges that the Daly Waters Party holding an interest in the P2DA and Elliott have a tag-along right in respect of the Daly Waters Parties’ P2DA Interest. (b) The Tamboran Parties may not complete the Transfer of any of their P2DA Interest unless they have complied with, and given effect to, the tag-along right set out in this clause 8. (c) If Tamboran Farmee wishes to Transfer any P2DA Interest (a Tag Sale Interest) to another party then Tamboran Farmee must notify DWE in writing (Tag Along Notice) of: (i) its intention to Transfer some or all of the Tag Sale Interest to a third party; (ii) the proposed price that has been offered for the Tag Sale Interest (Sale Price); (iii) the name of the proposed Transferee; (iv) subject to clause 8.1(d), the date on which the sale to the proposed Transferee is proposed to be completed (Tag Along Sale Date); and (v) any other material terms of the proposed Transfer. (d) Tamboran Farmee must wait at least 20 Business Days from the date of service of the Tag Along Notice (Tag Along Option Period) to allow the Daly Waters Party holding an interest in the P2DA and/or Elliott the right to exercise its tag along option in accordance with clause 8.2 before completing the sale of any Tag Sale Interest. (e) If Tamboran Farmee wishes to assign a Tag Sale Interest to a Tamboran Affiliate, it must first procure that the relevant Tamboran Affiliate executes a deed of covenant with the relevant parties with a P2DA Interest under which the Tamboran Affiliate that is taking the assignment of the Tag Sale Interest agrees to be bound by the provisions of this Deed (to the extent of the interest being transferred) and, in particular, this clause 8. 8.2 Exercise of Tag along option (a) The Daly Waters Party holding an interest in the P2DA and/or Elliott, during the Tag Along Option Period, may serve a written notice (Tag Along Response Notice) on Tamboran Farmee specifying that Tamboran Farmee must use its reasonable

19 endeavours to cause the proposed Transferee to acquire the same proportion (as the Tamboran Farmee is transferring) of the Daly Waters Party holding an interest in the P2DA and Elliott’s aggregate P2DA Interest on no less favourable terms than those set out in the Tag Along Notice issued under clause 8.1(a). The Daly Waters Party holding an interest in the P2DA and Elliott must nominate, in the Tag Along Response Notice, which Daly Waters Parties are participating in the tag along and in what interest. (b) A Tag Along Response Notice is irrevocable once given. (c) If the Daly Waters Party holding an interest in the P2DA or Elliott does not give a Tag Along Response Notice within the Tag Along Option Period, then Tamboran Farmee may, at any time within 60 days after the Tag Along Option Period (or such longer period as is reasonably required to obtain any required governmental agency or third party approvals in respect of the Transfer), Transfer the Tag Sale Interest, at the Sale Price, to the proposed Transferee. (d) If the Daly Waters Party holding an interest in the P2DA and/or Elliott has given a Tag Along Response Notice, then Tamboran Farmee must not Transfer any of the Tag Sale Interest to the proposed Transferee unless the proposed Transferee also acquires the same proportion (as Tamboran Farmee is Transferring) of the Daly Waters Party holding an interest in the P2DA or Elliot’s P2DA Interest on the same terms and conditions in all material respects and at not less than the Sale Price. In the event that Tamboran Farmee proceeds with the sale, the parties must do all things and execute all documents (including, in the case of Tamboran, procuring that each applicable Tamboran Party does all things and executes all documents) as are reasonably necessary to effect the sale. (e) If DWE or Elliott has given a Tag Along Response Notice and, despite Tamboran Farmee’s reasonable endeavours, the proposed Transferee refuses to purchase DWE or Elliott’s nominated Tag Sale Interest, then Tamboran Farmee must not Transfer any of the Tag Sale Interest to the proposed Transferee (without again following the requirements of this clause 8 and issuing a new Tag Along Notice) and the Tag Along Response Notice lapses. (f) Tamboran Farmee and its Affiliates must not employ any device or technique or participate in any transaction designed to circumvent the provisions of this clause 8.2 (including transferring or agreeing to Transfer an indirect interest (including selling the shares in a Tamboran Party holding a P2DA Interest), or a synthetic or economic interest, in any P2DA Interest). 9. Approvals (a) DWE and Tamboran each agrees to take all reasonable steps required to procure that TB2 grants the P2DA JV the benefit of EMP ORI 11-3 in respect of 4 wells (and associated infrastructure) to be drilled within P2DA, on the following terms: (i) this right may only be exercised by the P2DA JV to the extent permitted by the terms of EMP ORI 11-3 and law; and (ii) the 4 wells are drilled by no later than 31 December 2027. (b) DWE and Tamboran each agrees to take all reasonable steps required to procure that TB2 grants the Dev B JV the benefit of EMP TAM 1-3 in respect of 4 wells (and associated infrastructure) to be drilled within the BCD Area, on the following terms:

20 (i) this right may only be exercised by the Dev B JV to the extent permitted by the terms of EMP TAM 1-3 and law; (ii) the 4 wells are drilled by no later than 31 December 2027; and (iii) such grant of the benefit of EMP TAM 1-3 in favour of the Dev B JV, will expire on and from the date of transfer of the Beetaloo Central E&A EMP to the Dev B JV, such that the benefit of EMP TAM 1-3 in respect of the 4 wells (and associated infrastructure), will revert back to TB2. (c) Tamboran, DWE and the Manager agree to take all steps required to procure that TB2: (i) submits an EMP over the BCD Area (Beetaloo Central E&A EMP) that covers the required scope (as reasonably notified by DWE to TB2 from time to time) and is otherwise similar in nature to the EMP ORI 11-3, for up to 12 (as notified by DWE to the Manager) exploration and/or appraisal wells (and associated infrastructure); and (ii) diligently progress that EMP application to approval and uses reasonable endeavours to ensure that the Beetaloo Central E&A EMP is approved as soon as reasonably practicable and within any statutory timeframes and, following approval of the Beetaloo Central E&A EMP, transfer the Beetaloo Central E&A EMP to the Dev B JV. (d) Following the transfer of the Beetaloo Central E&A EMP to the Dev B JV, DWE and Tamboran each agrees to take all reasonable steps required to procure that TB2 grants the P2DA JV the benefit of EMP ORI 11-3 in respect of any remaining wells in EMP ORI 11-3, and for the avoidance of doubt, the requirement set out in clause 9(a)(ii) to drill 4 wells by 31 December 2027 will cease to be a condition of that grant. (e) Subject to there being no adverse impact to TB2, DWE and Tamboran each agrees to take all reasonable steps required to procure that TB2 grants each of the P2DA JV and the Dev B JV the benefit of any AAPA Authority Certificates and Land Access Agreements that TB2 is a party to. (f) Unless otherwise agreed between DWE and Tamboran, the parties agree to give effect to this clause 9 by using reasonable endeavours to include the matters set out in this clause 9 in the New Area Transitional and Interface Deed entered into under the JOA in respect of the Dev B JOA and the P2DA JOA (each as a New Area JOA). 10. General 10.1 Further assurances Except as expressly provided in this Deed, each party must, at its own expense, at the request of each other party, do everything reasonably necessary to give full effect to this Deed and the transactions contemplated by it, including the execution and registration of documents. 10.2 Entire agreement This Deed constitutes the entire agreement between the parties in respect of the subject matter of this Deed and supersedes all prior negotiations, understandings and agreements with respect to its subject matter.

21 10.3 Variation No modification, amendment, consent to any departure from a provision of, or other variation of this Deed will be valid or binding unless made in writing and duly executed or signed by or on behalf all parties. 10.4 Construction No rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of, or seeks to rely on, this Deed or any part of it. 10.5 Waiver (a) Unless otherwise provided in this Deed, no waiver or relaxation partly or wholly of any of the terms and conditions of this Deed will be valid or binding on a party unless in writing and duly executed or signed by or on behalf of that party. (b) Any such waiver or relaxation will apply (unless agreed otherwise and duly executed or signed by or on behalf of that party so waiving or relaxing such terms and conditions) to the particular occasion in question and will not be continuing and will not constitute a waiver or relaxation of any other term or condition of this Deed. 10.6 Severability If any provision of this Deed is void, voidable by any party, unenforceable or illegal in any jurisdiction then: (a) it will be read down so as to be valid and enforceable; or (b) if it cannot be so read down, the provision (or where possible the offending words) will be severed from this Deed without affecting the validity, legality or enforceability of the remaining provisions (or parts of those provisions) of this Deed, which will continue in full force and effect unless the commercial effect of this Deed would be materially different as a result of the severance. 10.7 Legal costs Each party will pay its legal costs and expenses associated with the negotiation, preparation and execution of this Deed. 10.8 Duty Any Duty associated with the transfer of interests in the Retention Licences pursuant to this Deed to: (a) a Daly Waters Party, must be borne by the relevant Daly Waters Party; and (b) a Tamboran Party, must be borne by the relevant Tamboran Party. 10.9 Counterparts (a) This Deed may be executed in any number of counterparts, all of which taken together constitute one and the same document. This Deed is binding on a party on the exchange (including by email) with any other party of a counterpart executed by that party. (b) Any signature page of a counterpart may be detached without impairing the legal effect of the signature on that document and attached to another counterpart identical in form but having attached to it one or more additional signature pages signed by any other party.

22 10.10 Governing law This Deed is governed by and construed in accordance with the laws of the State of New South Wales and the parties submit to the non-exclusive jurisdiction of the courts of New South Wales and the Commonwealth of Australia. 10.11 Delivery as a deed Each party by signing or executing this Deed is deemed to unconditionally sign, seal and deliver this Deed as a deed, with the intention of being immediately legally bound.

Schedule 1 P2DA Completion Date Map

24 Legend FSDA North FSDA South P2DA BCD C13 C10 Remaining TBN Checker Area Remaining DWE Checker Area

Schedule 2 Checkerboard and New Area Joint Venture Interests

Table 1 - Beneficial interest at the P2DA Completion Date if the Acreage Realignment Date has not occurred

Area	Tamboran Party	Daly Waters Party	Falcon	TB2
Remaining TBN Checker Area	77.5000%	0.0000%	22.5000%	0.0000%
P2DA	44.8983% (Tamboran (Orion) Pty Ltd)	Elliott: 14.9661% DWE Nominee: 17.6356%	22.5000%	0.0000%
BCD Area	0.0000%	77.5000% (Daly Waters BCD Pty Ltd)	22.5000%	0.0000%
C13 Area	0.0000%	77.5000%	22.5000%	0.0000%
C10 Area	67.8300%	9.6700%	22.5000%	0.0000%
Remaining DWE Checker Area	0.0000%	77.5000%	22.5000%	0.0000%
North FSDA	0.0000%	0.0000%	22.5000%	77.5000%
South FSDA	38.7500%	38.7500% (Daly Waters FSDA South Pty Ltd)	22.5000%	0.0000%

Table 2 - Beneficial interest if the P2DA Completion Date and Acreage Realignment Date have both occurred

Area	Tamboran Party	Daly Waters Party	Falcon	TB2
Remaining TBN Checker Area	77.5000%	0.0000%	22.5000%	0.0000%
P2DA	55.5000% (Tamboran (Orion) Pty Ltd)	Elliott and DWE Nominee: 22.0000% (split to be determined by DWE)	22.5000%	0.0000%
BCD Area	0.0000%	87.5000% (Daly Waters BCD Pty Ltd)	12.5000%	0.0000%
C13 Area	0.0000%	87.5000%	12.5000%	0.0000%

26 C10 Area 69.5000% 8.0000% 22.5000% 0.0000% Remaining DWE Checker Area 0.0000% 77.5000% 22.5000% 0.0000% North FSDA 0.0000% 11.2500% (Daly Waters North FSDA Pty Ltd) 11.2500% 77.5000% South FSDA 38.7500% 50.0000% (Daly Waters South FSDA Pty Ltd) 11.2500% 0.0000%

Schedule 3 Royalties

Table 1 - Royalties at the P2DA Completion Date if the Acreage Realignment Date has not occurred

FSDA North

Pre Acreage Realignment			
TB2 FSDA South Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	77.50%	4.2625%
TOG	1.0000%	77.50%	0.7750%
Total	**6.5000%**		**5.0375%**
TBN FSDA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
DWE (TBN)	2.3436%	38.75%	0.9081%
Total	**2.3436%**		**0.9081%**
FOG FSDA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Sheffield	2.0000%	22.5%	0.4500%
DWE (FOG)	1.3333%	22.5%	0.3000%
TOG	1.0000%	22.5%	0.2250%
Liberty	0.4444%	22.5%	0.1000%
Total	**4.7778%**		**1.0750%**

27

FSDA South

Pre Acreage Realignment			
DWE FSDA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	38.75%	2.1313%
TOG	1.0000%	38.75%	0.3875%
Total	**6.5000%**		**2.5188%**
TBN FSDA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	38.75%	2.1313%
TOG	1.0000%	38.75%	0.3875%
DWE (TBN)	2.3436%	38.75%	0.9081%
Total	**8.8436%**		**3.4269%**
FOG FSDA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Sheffield	2.0000%	22.5%	0.4500%
DWE (FOG)	1.3333%	22.5%	0.3000%
TOG	1.0000%	22.5%	0.2250%
Liberty	0.4444%	22.5%	0.1000%
Total	**4.7778%**		**1.0750%**

28

P2DA

Pre Acreage Realignment			
DWE P2DA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	17.6356%	0.9700%
TOG	1.0000%	17.6356%	0.1764%
DWE Carveout	2.3436%	17.6356%	0.4133%
Total	**8.8436%**		**1.5596%**
Elliott P2DA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	14.9681%	0.8232%
TOG	1.0000%	14.9681%	0.1497%
DWE (TBN)	2.3436%	14.9681%	0.3508%
Total	**8.8436%**		**1.3237%**
TBN P2DA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	44.8963%	2.4693%
TOG	1.0000%	44.8963%	0.4490%
DWE (TBN)	2.3436%	44.8963%	1.0522%
Total	**8.8436%**		**3.9704%**
Falcon P2DA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Sheffield	2.0000%	22.5%	0.4500%
DWE (FOG)	1.3333%	22.5%	0.3000%
TOG	1.0000%	22.5%	0.2250%
Liberty	0.4444%	22.5%	0.1000%
Total	**4.7778%**		**1.0750%**

BCD

Pre Acreage Realignment			
DWE BCD Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	77.5%	4.2625%
TOG	1.0000%	77.5%	0.7750%
Total	**6.5000%**		**5.0375%**
FOG BCD Royalties	**Royalty on Net WI**	**FOG WI**	**ORRI**
Sheffield	2.0000%	22.5%	0.4500%
DWE	1.3333%	22.5%	0.3000%
TOG	1.0000%	22.5%	0.2250%
Liberty	0.4444%	22.5%	0.1000%
Total	**4.7778%**		**1.0750%**

29

C10

Pre Acreage Realignment			
DWE C10 Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	9.67%	0.5319%
TOG	1.0000%	9.67%	0.0967%
DWE (TBN)	2.3436%	9.67%	0.2266%
Total	**8.8436%**		**0.8552%**
TBN C10 Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	67.83%	3.7307%
TOG	1.0000%	67.83%	0.6783%
DWE (TBN)	2.3436%	67.83%	1.5897%
Total	**8.8436%**		**5.9986%**
FOG C10 Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Sheffield	2.0000%	22.5%	0.4500%
DWE (FOG)	1.3333%	22.5%	0.3000%
TOG	1.0000%	22.5%	0.2250%
Liberty	0.4444%	22.5%	0.1000%
Total	**4.7778%**		**1.0750%**

C13

Pre Acreage Realignment			
DWE Royalties	**Royalty on Net WI**	**WI**	**ORRI**
Origin	5.5000%	77.5%	4.2625%
TOG	1.0000%	77.5%	0.7750%
Total	**6.5000%**		**5.0375%**
FOG Royalties	**Royalty on Net WI**	**WI**	**ORRI**
Sheffield	2.0000%	22.5%	0.4500%
DWE	1.3333%	22.5%	0.3000%
TOG	1.0000%	22.5%	0.2250%
Liberty	0.4444%	22.5%	0.1000%
Total	**4.7778%**		**1.0750%**

30

Remaining TBN Checker Area

Pre Acreage Realignment TBN Other			
TBN Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	77.50%	4.2625%
TOG	1.0000%	77.50%	0.7750%
DWE (TBN)	2.3436%	77.50%	1.8163%
Total	**8.8436%**		**6.8538%**
FOG Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Sheffield	2.0000%	22.5%	0.4500%
DWE (FOG)	1.3333%	22.5%	0.3000%
TOG	1.0000%	22.5%	0.2250%
Liberty	0.4444%	22.5%	0.1000%
Total	**4.7778%**		**1.0750%**

Remaining DWE Checker Area

Pre Acreage Realignment DWE Other			
DWE Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	77.5%	4.2625%
TOG	1.0000%	77.5%	0.7750%
Total	**6.5000%**		**5.0375%**
FOG Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Sheffield	2.0000%	22.5%	0.4500%
DWE	1.3333%	22.5%	0.3000%
TOG	1.0000%	22.5%	0.2250%
Liberty	0.4444%	22.5%	0.1000%
Total	**4.7778%**		**1.0750%**

31

Table 2 - Royalties if the P2DA Completion Date and Acreage Realignment Date have both occurred

FSDA North

Post Acreage Realignment			
TB2 FSDA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	77.50%	4.2625%
TOG	1.0000%	77.50%	0.7750%
Total	**6.5000%**		**5.0375%**
DWE FSDA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Sheffield	2.0000%	11.25%	0.2250%
DWE (FOG)	1.3333%	11.25%	0.1500%
TOG	1.0000%	11.25%	0.1125%
Liberty	0.4444%	11.25%	0.0500%
TBN Carve out	1.7222%	11.25%	0.1938%
Total	**6.5000%**		**0.7313%**
TBN FSDA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Sheffield	2.0000%	11.25%	0.2250%
DWE (FOG)	1.3333%	11.25%	0.1500%
TOG	1.0000%	11.25%	0.1125%
Liberty	0.4444%	11.25%	0.0500%
DWE (TBN)	2.3436%	38.75%	0.9081%
Total			**1.4456%**

FSDA South

Post Acreage Realignment			
DWE FSDA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	38.75%	2.1313%
TOG	1.0000%	38.75%	0.3875%
Sheffield	2.0000%	11.25%	0.2250%
DWE (FOG)	1.3333%	11.25%	0.1500%
TOG	1.0000%	11.25%	0.1125%
Liberty	0.4444%	11.25%	0.0500%
TBN Carve out	1.7222%	11.25%	0.1938%
Total			**3.0563%**
TBN FSDA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	38.75%	2.1313%
TOG	1.0000%	38.75%	0.3875%

DWE (TBN)	2.3436%	38.75%	0.9081%
Sheffield	2.0000%	11.25%	0.2250%
DWE (FOG)	1.3333%	11.25%	0.1500%
TOG	1.0000%	11.25%	0.1125%
Liberty	0.4444%	11.25%	0.0500%
Total			**3.9644%**

P2DA

Post Acreage Realignment			
DWE P2DA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.500000%	17.6356%	0.9700%
TOG	1.000000%	17.6356%	0.1764%
DWE Carveout	2.343580%	17.6356%	0.4133%
Total			**1.5596%**
Elliott P2DA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.500000%	4.3644%	0.2400%
TOG	1.000000%	4.3644%	0.0436%
DWE (TBN)	2.343580%	4.3644%	0.1023%
Total			**0.3860%**
TBN P2DA Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.500000%	55.5000%	3.0525%
TOG	1.000000%	55.5000%	0.5550%
DWE (TBN)	2.343580%	55.5000%	1.3007%
Sheffield	2.000000%	22.5000%	0.4500%
DWE (FOG)	1.333333%	22.5000%	0.3000%
TOG	1.000000%	22.5000%	0.2250%
Liberty	0.444444%	22.5000%	0.1000%
Total			**5.9832%**

BCD

Post Acreage Realignment			
DWE BCD Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	77.5%	4.2625%
TOG	1.0000%	77.5%	0.7750%
Sheffield	2.0000%	10.0%	0.2000%
DWE Fog	1.3333%	10.0%	0.1333%
TOG	1.0000%	10.0%	0.1000%
Liberty	0.4444%	10.0%	0.0444%
TBN Carveout	1.7222%	10.0%	0.1722%
Total			**5.6875%**

33

TBN BCD Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Sheffield	2.0000%	12.5%	0.2500%
DWE FOG	1.3333%	12.5%	0.1667%
TOG	1.0000%	12.5%	0.1250%
Liberty	0.4444%	12.5%	0.0556%
Total	**4.7778%**		**0.5972%**

C10

Post Acreage Realignment			
DWE C10 Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	8.00%	0.4400%
TOG	1.0000%	8.00%	0.0800%
DWE (TBN)	2.3436%	8.00%	0.1875%
Total			**0.7075%**
TBN C10 Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	69.50%	3.8225%
TOG	1.0000%	69.50%	0.6950%
DWE (TBN)	2.3436%	69.50%	1.6288%
Sheffield	2.0000%	22.50%	0.4500%
DWE (FOG)	1.3333%	22.50%	0.3000%
TOG	1.0000%	22.50%	0.2250%
Liberty	0.4444%	22.50%	0.1000%
Total			**7.2213%**

C13

Post Acreage Realignment			
DWE Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	77.5%	4.2625%
TOG	1.0000%	77.5%	0.7750%
Sheffield	2.0000%	10.0%	0.2000%
DWE Fog	1.3333%	10.0%	0.1333%
TOG	1.0000%	10.0%	0.1000%
Liberty	0.4444%	10.0%	0.0444%
TBN Carveout	1.7222%	10.0%	0.1722%
Total			**5.6875%**
TBN Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Sheffield	2.0000%	12.5%	0.2500%
DWE FOG	1.3333%	12.5%	0.1667%

34

TOG	1.0000%	12.5%	0.1250%
Liberty	0.4444%	12.5%	0.0556%
Total	**4.7778%**		**0.5972%**

Remaining TBN Checker Area

Post Acreage Realignment TBN Other			
TBN Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	77.50%	4.2625%
TOG	1.0000%	77.50%	0.7750%
DWE (TBN)	2.3436%	77.50%	1.8163%
Sheffield	2.0000%	22.5%	0.4500%
DWE (FOG)	1.3333%	22.5%	0.3000%
TOG	1.0000%	22.5%	0.2250%
Liberty	0.4444%	22.5%	0.1000%
Total			**7.9288%**

Remaining DWE Checker Area

Post Acreage Realignment DWE Other			
DWE Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Origin	5.5000%	77.5%	4.2625%
TOG	1.0000%	77.5%	0.7750%
Total	**6.5000%**		**5.0375%**
TBN Royalties	**Royalty on Net WI**	**Applicable WI**	**ORRI**
Sheffield	2.0000%	22.5%	0.4500%
DWE FOG	1.3333%	22.5%	0.3000%
TOG	1.0000%	22.5%	0.2250%
Liberty	0.4444%	22.5%	0.1000%
Total	**4.7778%**		**1.0750%**

35

Royalty Maps North FSDA

37 South FSDA

38 P2DA

39 BCD

40 C10 C13

41 Remaining TBN Checker Area Remaining DWE Checker Area

Schedule 4 P2DA Conditions

No.	P2DA Condition	Responsible Party	Party/ parties who can waive
1.	(**Government Agency approval**): The dealings evidenced by this Deed have been approved by the relevant government agency in accordance with section 96 of the Petroleum Act.	Tamboran and DWE	Tamboran and DWE jointly
2.	(**Origin Consent**): the requirements of the Origin GSA and the Origin Royalty Deed having been satisfied, to the extent required in connection with: (i) the transaction contemplated in the Asset Sale Agreement in respect of the Dev A++ Area; and (ii) the grant of the P2DA RL and the transfer(s) of interests in the P2DA RL such that the P2DA RL is held by the parties in the interests set out in Table 1 of Schedule 2; (iii) the grant of the Dev B RL and the transfer(s) of interests in the Dev B RL such that the Dev B RL is held by the parties in the interests set out in Table 1 of Schedule 2; (iv) the grant of the South FSDA RL and the transfer(s) of interests in the South FSDA RL such that the South FSDA RL is held by the parties in the interests set out in Table 1 of Schedule 2; and (v) the grant of the North FSDA RL, to the satisfaction of Tamboran, Tamboran (Orion) Pty Ltd, Elliott and DWE (as applicable), acting reasonably.	Tamboran and DWE	Tamboran and DWE jointly
3.	(**NLC consent**): the NLC's consent having been obtained under the NLC Exploration Agreements, to the extent required in connection with: (i) the transaction contemplated in the Asset Sale Agreement in respect of the Dev A++ Area; and (ii) the grant of the P2DA RL and the transfer(s) of interests in the P2DA RL such that the P2DA RL is held by the parties in the interests set out in Table 1 of Schedule 2; (iii) the grant of the Dev B RL and the transfer(s) of interests in the Dev B RL such that the Dev B RL is held by the parties in the interests set out in Table 1 of Schedule 2; (iv) the grant of the South FSDA RL and the transfer(s) of interests in the South FSDA RL such that the South FSDA RL is held by the parties in the interests set out in Table 1 of Schedule 2; and	Tamboran and DWE	Tamboran and DWE jointly

43 (v) the grant of the North FSDA RL, to the satisfaction of Tamboran, Tamboran (Orion) Pty Ltd, Elliott and DWE (as applicable), acting reasonably. 4. (ASA Completion): ‘Dev A++ Completion’ occurs under the Asset Sale Agreement. Tamboran and DWE Tamboran and DWE jointly

Schedule 5 Acreage Realignment Conditions

No.	Acreage Realignment Condition	Responsible Party	Party/ parties who can waive
1.	(**Government Agency approval**): The dealings evidenced by this Deed have been approved by the relevant government agency in accordance with section 96 of the Petroleum Act.	Tamboran and DWE	Tamboran and DWE jointly
2.	(**Origin consent**): the requirements of the Origin GSA and the Origin Royalty Deed having been satisfied, to the extent required in connection with: (i) the grant of the P2DA RL (if applicable) and the transfer(s) of interests in the P2DA RL such that the P2DA RL is held by the parties in the interests set out in Table 2 of Schedule 2; (iii) the grant of the Dev B RL and the transfer(s) of interests in the Dev B RL such that the Dev B RL is held by the parties in the interests set out in Table 2 of Schedule 2; (iv) the grant of the South FSDA RL and the transfer(s) of interests in the South FSDA RL such that the South FSDA RL is held by the parties in the interests set out in Table 2 of Schedule 2; and (v) the grant of the North FSDA RL, to the satisfaction of Tamboran, Tamboran (Orion) Pty Ltd, Elliott and DWE (as applicable), acting reasonably.	Tamboran and DWE	Tamboran and DWE jointly
3.	(**NLC consent**): the NLC's consent having been obtained under the NLC Exploration Agreements, to the extent required in connection with: (i) the grant of the P2DA RL (if applicable) and the transfer(s) of interests in the P2DA RL such that the P2DA RL is held by the parties in the interests set out in Table 2 of Schedule 2. (ii) the grant of the P2DA RL and the transfer(s) of interests in the P2DA RL such that the P2DA RL is held by the parties in the interests set out in Table 2 of Schedule 2; (iii) the grant of the Dev B RL and the transfer(s) of interests in the Dev B RL such that the Dev B RL is held by the parties in the interests set out in Table 2 of Schedule 2; (iv) the grant of the South FSDA RL and the transfer(s) of interests in the South FSDA RL such that the South FSDA RL is held by the parties in the interests set out in Table 2 of Schedule 2; and (v) the grant of the North FSDA RL, to the satisfaction of Tamboran, Tamboran (Orion) Pty Ltd, Elliott and DWE (as applicable), acting reasonably	Tamboran and DWE	Tamboran and DWE jointly

45 4. (Falcon acquisition completion): Falcon becomes a wholly owned subsidiary of Tamboran (Beetaloo). Tamboran Tamboran and DWE jointly

Executed and delivered as a deed on __20___ March 2026. Executed by Tamboran (West) Pty Limited (ACN 661 967 077) in accordance with section 127 of the Corporations Act 2001 (Cth) by: ) ) ) ) /s/ Eric Dyer Signature of Director /s/ Patrick Elliott Signature of Director/Company Secretary Eric Dyer Full name (print) Patrick Elliott Full name (print) Executed by Tamboran Resources Pty Ltd (ACN 135 299 062) in accordance with section 127 of the Corporations Act 2001 (Cth) by: ) ) ) ) /s/ Eric Dyer Signature of Director /s/ Patrick Elliott Signature of Director/Company Secretary Eric Dyer Full name (print) Patrick Elliott Full name (print) Executed by Tamboran (B1) Pty Limited (ACN 662 327 237) in accordance with section 127 of the Corporations Act 2001 (Cth) by: ) ) ) ) /s/ Eric Dyer Signature of Director /s/ Stephanie Reed Signature of Director/Company Secretary Eric Dyer Full name (print) Stephanie Reed Full name (print)

47 Signed, sealed and delivered by Daly Waters Energy, LP a Delaware Limited Partnership by its General Partner Spraberry Interests, LLC (a Delaware LLC) by its authorised signatory: /s/ Stephanie Reed Stephanie Reed ________________________ Signature of authorised signatory Name of authorised signatory In the presence of: /s/ Blake London Blake London ________________________ __________________________ Witness Witness name (print) Seal